UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2010

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

235 East 42nd Street, New York, New York	10017
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code:    (212) 733-2323

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 14, 2010, the U.S. District Court for the Southern District of New York (the “District Court”) granted preliminary approval of a proposed settlement of the shareholder derivative action previously disclosed in Pfizer’s periodic SEC reports entitled In re Pfizer Inc. Shareholder Derivative Litigation, Case No. 09 Civ. 7822 (JSR).  The proposed settlement is subject to final court approval at a hearing scheduled for March 7, 2011.  The terms of the proposed settlement are described in the Notice of Pendency and Proposed Settlement of Shareholder Derivative Litigation dated December 14, 2010, which is filed as exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Notice of Pendency and Proposed Settlement of Shareholder Derivative Litigation dated December 14, 2010

SIGNATURES

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By:	/s/ Matthew Lepore
	Name:	Matthew Lepore
	Title:	Vice President, Corporate Secretary and Chief Counsel – Corporate Governance

Dated: December 17, 2010

PFIZER INC.

FORM 8-K

CURRENT REPORT

EXHIBIT INDEX

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Exhibit No.	Description
99.1	Notice of Pendency and Proposed Settlement of Shareholder Derivative Litigation dated December 14, 2010